EXHIBIT 10.38


                           ASSIGNMENT OF RIGHTS UNDER
                         AGREEMENTS OF PURCHASE AND SALE

         THIS ASSIGNMENT OF RIGHTS UNDER AGREEMENTS OF PURCHASE AND SALE (the "Assignment") is made as of this 18th day of March 1998, by PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P., a Delaware partnership ("Assignor"), to and for the benefit of HPTSHC PROPERTIES TRUST, a Maryland real estate investment trust ("Assignee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to fifteen Agreements of Purchase and Sale, each dated as of March 18, 1998 (collectively, the "Purchase Agreements"), by and between Assignor and the Kansas limited partnership identified therein as "Summerfield" (collectively, "Summerfield"), Assignor has agreed to acquire certain hotel properties (as hereinafter defined, the "Properties"), each as more particularly described in the Purchase Agreements;

         WHEREAS, Assignor desires to assign the Purchase Agreements and all of Assignor's rights pursuant thereto to Assignee; and

         WHEREAS, Assignee desires to accept such Assignment and succeed to all of Assignor's rights, benefits, and interests under the Purchase Agreements; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties, Assignor hereby agrees as follows:

         1. Assignor hereby transfers, conveys, assigns and delivers unto Assignee all of Assignor's right and benefits in, to and under the Purchase Agreements.

         2. Assignee hereby assumes all of the obligations of Assignor under the Purchase Agreements.

         3. Assignor represents and warrants to Assignee that:

                  i. Assignor has not previously assigned any of Assignor's interest in the Purchase Agreements to any other person or entity;

                  ii. The Purchase Agreements have not been amended, modified or supplemented in any way, and represent the entire agreement of the parties thereto as to the subject matter thereof; Assignor has not made any election, consented to any matter or exercised any option or right provided to it under the Purchase Agreements not previously disclosed in writing to Assignee;

                  iii. To the best of Assignor's knowledge, all representations and warranties by Summerfield under or in connection with the Purchase Agreements, or in any document,


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         certificate or agreement  delivered in connection  therewith,  are true and correct on the date hereof; and

                  iv. Assignor has furnished to Assignee all materials  provided
         to  Assignor  by  Summerfield   under  Section  2.4  of  each  Purchase
         Agreement.

         4. Assignor shall protect, indemnify and hold harmless Assignee for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys' fees), imposed upon or incurred by or asserted against Assignee under any Purchase Agreement or hereunder, excluding, however, (i) the payment of the Purchase Price by Assignee specified in Part 3 of Schedule A1 of each Purchase Agreement, and (ii) any liability of Assignee arising under any Purchase Agreement that is determined, in a final non-appealable judgment by a court of competent jurisdiction, to have resulted from the gross negligence, wilful misconduct or failure of Landlord to perform the obligations of purchaser thereunder that arise after the effective date of the Assignment Agreement. The obligations of Assignor under this paragraph 4 shall expire and be of no further force and effect from and after the date that a Lease Agreement with respect to the Properties has been entered into by Assignee, as landlord, and Summerfield HPT Lease Company, L.P., as tenant.

         5. Nonliability of Trustees, Etc. THE DECLARATION OF TRUST ESTABLISHING ASSIGNEE, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPTSHC PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ASSIGNEE SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR
SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ASSIGNEE. ALL PERSONS DEALING WITH ASSIGNEE, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF ASSIGNEE FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.


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         IN WITNESS THEREOF, the parties hereto have executed and delivered this
Assignment as of the date above first written.

                                   ASSIGNOR:

                                   PATRIOT AMERICAN HOSPITALITY PARTNERSHIP
                                   L.P., a Delaware limited partnership

                                   By:     PAH GP, Inc.


                                           By:  /s/ Michael Silverman
                                           Name:  Michael Silverman
                                           Title: Authorized Signatory

                                   ASSIGNEE:

                                   HPTSHC PROPERTIES TRUST, a Maryland real estate investment trust


                                   By: /s/ John Murray
                                      Its: President